DWS VARIABLE SERIES I

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF THE LISTED PORTFOLIO

                              --------------------

                             DWS Capital Growth VIP

The following information replaces similar disclosure in "The Portfolio Managers" section of the prospectuses:

The following people handle the day-to-day management of the portfolio.


Julie M. Van Cleave, CFA                  Jack A. Zehner
Managing Director of Deutsche Asset       Director of Deutsche Asset Management
Management and Lead Portfolio Manager of  and Portfolio Manager of the portfolio.
the portfolio.                              o   Joined Deutsche Asset Management
  o   Joined Deutsche Asset Management          and the portfolio in 2002.
      and the portfolio in 2002.            o   Previous experience includes
  o   Head of Large Cap Growth Portfolio        nine years of investment
      Selection Team.                           industry experience at Mason
  o   Previous experience includes 19           Street Advisors where he served
      years of investment industry              most recently as Director --
      experience at Mason Street                Common Stock.
      Advisors, most recently serving       o   BBA, University of Wisconsin --
      as Managing Director and team             Madison; MBA, Marquette
      leader for the large cap                  University.
      investment team.
  o   BBA, MBA, University of Wisconsin
      -- Madison.


















               Please Retain This Supplement for Future Reference


                                                                     [Logo]DWS
                                                                       SCUDDER
April 5, 2007                                              Deutsche Bank Group